UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6465

THE TRAVELERS SERIES TRUST
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  DECEMBER 31
Date of reporting period: DECEMBER 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

      The Annual Report to Stockholders is filed herewith.

                                    1 of 18

ANNUAL REPORT
DECEMBER 31, 2004

                                                              [UMBRELLA GRAPHIC]

                  THE TRAVELERS SERIES TRUST:

                  CONVERTIBLE SECURITIES PORTFOLIO
                  MFS MID CAP GROWTH PORTFOLIO
                  MERRILL LYNCH LARGE CAP CORE PORTFOLIO

[TRAVELERS LIFE AND ANNUITY LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT 06103

ANNUAL REPORT FOR THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  WHAT'S INSIDE

LETTER FROM THE CHAIRMAN....................................    1
CONVERTIBLE SECURITIES PORTFOLIO:
  MANAGER OVERVIEW..........................................    3
  FUND AT A GLANCE..........................................    5
  PERFORMANCE COMPARISON....................................    6
MFS MID CAP GROWTH PORTFOLIO:
  MANAGER OVERVIEW..........................................    7
  FUND AT A GLANCE..........................................    9
  PERFORMANCE COMPARISON....................................   10
MERRILL LYNCH LARGE CAP CORE PORTFOLIO:
  MANAGER OVERVIEW..........................................   11
  FUND AT A GLANCE..........................................   13
  PERFORMANCE COMPARISON....................................   14
FUND EXPENSES...............................................   15
SCHEDULES OF INVESTMENTS....................................   17
STATEMENTS OF ASSETS AND LIABILITIES........................   32
STATEMENTS OF OPERATIONS....................................   33
STATEMENTS OF CHANGES IN NET ASSETS.........................   34
FINANCIAL HIGHLIGHTS........................................   37
NOTES TO FINANCIAL STATEMENTS...............................   40
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....   46
ADDITIONAL INFORMATION......................................   47
IMPORTANT TAX INFORMATION...................................   50

--------------------------------------------------------------------------------
                            LETTER FROM THE CHAIRMAN

                                                           [R. JAY GERKEN PHOTO]

                                                        R. JAY GERKEN, CFA
                                                        Chairman, President and
                                                        Chief Executive Officer

DEAR SHAREHOLDER,
Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product ("GDP")(i) growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP growth rose a strong 4.0%. While fourth quarter GDP figures have not yet been released, continued growth is expected.
Turning to the financial markets, stocks in both the U.S. and abroad rallied sharply during the fourth quarter of 2004, helping to produce solid gains for the year. With the uncertainty of the presidential election behind them, coupled with falling oil prices, investors were drawn to the equity markets. The overall bond market also generated positive returns during the fiscal year. This was surprising to many, given the economic expansion and five interest rate hikes by the Federal Reserve Board ("Fed").(ii) At the end of the fund's reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%.
Within this environment, the portfolios performed as follows:

                              PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2004
                                  (UNAUDITED)

                                                              6 MONTHS  12 MONTHS
  Convertible Securities Portfolio                               3.99%      6.29%



  Merrill Lynch Investment Grade Convertible Bond Index          3.76%      4.69%



  Lipper Variable Specialty/Miscellaneous Funds Category
    Average                                                      5.34%      7.82%


  MFS Mid Cap Growth Portfolio                                   5.65%     14.10%



  Russell MidCap Growth Index                                    9.01%     15.48%



  Russell 2000 Index                                            10.83%     18.33%



  Lipper Variable Mid-Cap Growth Funds Category Average          8.33%     14.75%


  Merrill Lynch Large Cap Core Portfolio                         9.70%     15.89%



  Russell 1000 Index                                             7.81%     11.40%



  Lipper Variable Large-Cap Core Funds Category Average          6.18%      8.59%


     THE PERFORMANCE SHOWN REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE SHOWN ABOVE. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE AND INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PERFORMANCE FIGURES MAY REFLECT REIMBURSEMENTS AND/OR FEE WAIVERS, WITHOUT WHICH THE PERFORMANCE WOULD HAVE BEEN LOWER.

     FUND RETURNS ASSUME THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE AND THE DEDUCTION OF FUND EXPENSES.

     Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004 and include the reinvestment of dividends and capital gains, if any. Returns were calculated among the 136 funds for the six-month period and among the 136 funds for the 12-month period in the variable specialty/miscellaneous funds category. Returns were calculated among the 127 funds for the six-month period and among the 127 funds for the 12-month period in the variable mid-cap growth funds category. Returns were calculated among the 216 funds for the six-month period and among the 216 funds for the 12-month period in the variable large-cap core funds category.

Please read on for a more detailed look at prevailing economic and market conditions during the funds' fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUND

As you may be aware, several issues in the mutual fund and variable product industry have recently come under the scrutiny of federal and state regulators. Travelers Life & Annuity and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, revenue sharing, producer compensation and other mutual fund and variable product issues in connection with various investigations. The funds have been informed that Traveler's Life & Annuity and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM") and Citicorp Trust Bank ("CTB"), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. For further information, please see the "Additional Information" note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President, and Chief Executive Officer

February 3, 2005

 i Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
 2

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

CONVERTIBLE SECURITIES PORTFOLIO

SPECIAL SHAREHOLDER NOTICE

Effective November 1, 2004, Robert Simmons replaced David A. Tyson as Portfolio Manager of the Convertible Securities Portfolio.

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, the Convertible Securities Portfolio returned 6.29%. In comparison, the portfolio's unmanaged benchmark, the Merrill Lynch Investment Grade Convertible Bond Index(i), returned 4.69% and the Lipper Variable Specialty/Miscellaneous Funds Category Average(2) was 7.82% for the same period.

MARKET/ECONOMIC OVERVIEW

For the year as a whole, convertibles generated solid investment results with investors, driving the market higher during the fourth quarter. This reversed a negative trend over the prior two quarters, as economic data was mixed and interest rates rose. While the convertibles market participated in the year's late rally, it underperformed the overall stock market, as measured by the S&P 500 Index(ii) which returned 10.87% during this period, and for the entire year.

CONTRIBUTORS TO PERFORMANCE

The portfolio's bias towards investment grade companies served to hold back its performance during the fiscal year, as speculative grade issues returned roughly two-and-a-half times as much as investment grade convertibles. However, the portfolio did benefit from the rise in equity valuations during 2004, as well as significant spread tightening in the corporate markets.

TYCO INTERNATIONAL GROUP, S.A. was the portfolio's top-performing convertible security during the fiscal year. This global diversified manufacturing and service company benefited as the economic recovery gained momentum in 2004. Tyco also experienced many positive developments during the year, including rating agency upgrades, as well as significant balance sheet, revenue, earnings, and cash flow improvement. These factors helped the convertible to return 25.1% in 2004. Examples of other fund holdings that were strong performers were FOUR SEASONS HOTELS INC., ANIXTER INTERNATIONAL INC., TRIBUNE CO., and ROYAL CARIBBEAN CRUISES LTD.

The worst performing sectors in the index during the reporting period were in the transportation and consumer staples sectors. We had no transportation exposure in the portfolio and were significantly underweighted in consumer staples versus the overall convertible bond universe. Our worst performing convertible during the fiscal year was issued by GENERAL MOTORS CORP. This convertible security was pressured as the company lost market share, had its ratings lowered by credit agencies, and seemed to become "addicted" to sales incentives, which significantly hurt the firm's profitability. Investors also became increasingly concerned that the company would soon see its credit ratings lowered to below investment grade, or "junk" status, as a result of its high legacy costs (i.e., pensions) relative to its foreign competitors.

Thank you for your investment in the Convertible Securities Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

/s/ Robert Simmons
Robert Simmons
Travelers Asset Management International, LLC.

January 20, 2005

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 136 funds in the fund's Lipper category, and excluding sales charges.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: American International Group Inc., (3.8%), Diamond Offshore Drilling Inc. (3.7%), The Walt Disney Co. (3.6%), News America Inc. (3.2%), Liberty Media Corp. (3.2%), Lincare Holdings Inc. (3.2%), Nabors Industries Inc. (3.1%), Tyco International Group, S.A. (3.1%), General Motors Corp. (2.9%) and Washington Mutual Inc. (2.8%). Please refer to pages 17 through 20 for a list and percentage breakdown of the fund's holdings. The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Media (14.8%); Oil & Gas (13.1%); Telecommunications (7.7%); Healthcare (6.9%) and Insurance (6.5%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

 i The Merrill Lynch Investment Grade Convertible Bond Index is an index comprised of convertible bonds rated investment grade.
ii The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
 4

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- CONVERTIBLE SECURITIES PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN
AS A PERCENT OF TOTAL INVESTMENTS
[BAR GRAPH]

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Media                                                                       14.8                                 12
Oil and Gas                                                                 13.2                                  9
Repurchase Agreement                                                         9.4                               11.1
Telecommunications                                                           7.7                                7.4
Healthcare                                                                   6.9                                5.1
Insurance                                                                    6.6                                3.3
Auto Manufacturers                                                           5.3                                6.5
Pharmaceuticals                                                              4.6                                5.4
Manufacturing                                                                4.1                                4.8
Leisure Time                                                                 4.1                                  6
Savings and Loans                                                            2.8                                3.1
Electronics                                                                  2.7                                2.2
Computers                                                                    2.6                                2.6
Housewares                                                                   2.4                                2.6
Auto Parts and Equipment                                                     2.4                                2.6
Electric                                                                     2.1                                1.8
Other                                                                        8.3                               14.5

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- CONVERTIBLE SECURITIES PORTFOLIO AS OF 12/31/04 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    --------------------------------------------
    Twelve Months Ended 12/31/04          6.29%
    Five Years Ended 12/31/04             6.85
    5/1/98* through 12/31/04              7.99
              CUMULATIVE TOTAL RETURN
              -----------------------
    5/1/98* through 12/31/04             66.95%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on May 1, 1998, assuming reinvestment of dividends, through December 31, 2004. The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment-grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment-grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.)
[LINE GRAPH]

                                                                                                  MERRILL LYNCH INVESTMENT GRADE
                                                              CONVERTIBLE SECURITIES PORTFOLIO        CONVERTIBLE BOND INDEX
                                                              --------------------------------    ------------------------------
5/1/98                                                                    10000.00                           10000.00
12/98                                                                     10098.00                           10387.00
12/99                                                                     11987.00                           11594.00
12/00                                                                     13486.00                           13392.00
12/01                                                                     13376.00                           13375.00
12/02                                                                     12440.00                           12655.00
12/03                                                                     15707.00                           14111.00
12/04                                                                     16695.00                           14773.00

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of fee voluntary waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

MFS MID CAP GROWTH PORTFOLIO

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, the MFS Mid Cap Growth Portfolio returned 14.10%. The portfolio underperformed its unmanaged benchmark, the Russell MidCap Growth Index(i), and the Russell 2000 Index(ii), a secondary benchmark, which returned 15.48% and 18.33%, respectively, for the same period. The Lipper Variable Mid-Cap Growth Funds Category Average was 14.75% for the same period.

MARKET/ECONOMIC OVERVIEW

For stock investors, 2004 was a bumpy ride with a smooth finish. In the end, improving fundamental factors, such as corporate spending and earnings growth, triumphed and drove equity markets to solid gains for the year. During the 12-month reporting period, investors endured skyrocketing oil prices, rising short-term interest rates, a volatile and retreating U.S. dollar, record budget and trade deficits, and war in Iraq. For some time it seemed these factors would lead to flat or negative annual performance for many investments. But by the last quarter of 2004, oil prices retreated, investors seemed to adopt a less negative view of other broad economic issues and markets appeared to recognize that both corporate profits and economic growth were up solidly, if not spectacularly, for the year. We believed that as the year came to a close, the global economy was still in the midst of a sustainable broad-based recovery.

CONTRIBUTORS TO PERFORMANCE

During the fiscal year, the fund's holdings in the healthcare, utilities and communications, and special products and services sectors generated the strongest relative returns. Conversely, its leisure, consumer staples and industrial goods and services holdings detracted from relative results.

In the healthcare sector, the fund's holding in medical testing company CYTYC CORP. was one of its strongest relative performers. Medical device firm C.R. BARD, INC. was also a top contributor to results. In the telecommunication services sector, an overweight position and strong stock selection both aided relative results. The strongest performers in this sector were cellular tower operators AMERICAN TOWER CORP., CLASS A SHARES and SPECTRASITE, INC. Stock selection in the industrial sector boosted returns, thanks in part to the fund's holding in Internet job search firm MONSTER WORLDWIDE, INC. Strong relative contributors in other sectors included computer security firm MCAFEE, INC., vacation company ROYAL CARIBBEAN CRUISES LTD., multimedia software developer COMVERSE TECHNOLOGY, INC. and semiconductor firm MARVELL TECHNOLOGY GROUP LTD.

Conversely, in the consumer discretionary sector, stock selection detracted from relative performance. In particular, the fund's positions in CITADEL BROADCASTING CO. and radio conglomerate WESTWOOD ONE, INC. were the largest detractors from results. Stock selection in the consumer staples sector was also detrimental to returns. The largest detractor in the sector was Canadian frozen dessert purveyor COOLBRANDS INTERNATIONAL INC., whose stock fell sharply during the period. As of period-end, Coolbrands was no longer held in the portfolio. In the industrials sector, being relatively underweighted and, to some extent, negative stock selection held back relative returns. Other stocks that hurt relative results included post-secondary education company CORINTHIAN COLLEGES INC., semiconductor company PMC-SIERRA, INC., Linux operating system provider RED HAT, INC., and jewelry retailer TIFFANY & CO. Corinthian Colleges was subsequently eliminated from the portfolio.

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 127 funds in the fund's Lipper category, and excluding sales charges.

Thank you for your investment in the MFS Mid Cap Growth Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

/s/ ERIC B. FISCHMAN

Eric B. Fischman
Massachusetts Financial Services

/s/ DAVID E. SETTE-DUCATI
David E. Sette-Ducati
Massachusetts Financial Services

/s/ CAMILLE H. LEE
Camille H. Lee
Massachusetts Financial Services

January 20, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: Cytyc Corp. (2.5%), Getty Images, Inc. (2.2%), Legg Mason, Inc. (2.1%), Genzyme Corp. (2.0%), Citadel Broadcasting Co. (2.0%), Medicis Pharmaceutical Corp. (1.9%), Waters Corp. (1.9%), Comverse Technology, Inc. (1.7%), Amdocs Ltd. (1.7%) and American Tower Corp. (1.7%). Please refer to pages 21 through 25 for a list and percentage breakdown of the fund's holdings. The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology (27.7%); Healthcare (23.5%); Consumer Discretionary (21.2%); Industrials (11.4%) and Telecommunications Services (5.4%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.)

(ii) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
 8

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- MFS MID CAP GROWTH PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN
AS A PERCENT OF TOTAL INVESTMENTS
[BAR GRAPH]

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Information Technology                                                      27.7                               25.5
Healthcare                                                                  23.5                               26.1
Consumer Discretionary                                                      21.1                               18.8
Industrials                                                                 11.3                               12.4
Telecommunication Services                                                   5.4                                6.6
Financials                                                                   4.4                                4.5
Short-Term Investment                                                        2.8                                2.4
Energy                                                                       2.7                                1.9
Materials                                                                    1.1                                0.8
Consumer Staple                                                                0                                  1

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MFS MID CAP GROWTH PORTFOLIO AS OF 12/31/04
(UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    -------------------------------------------
    Twelve Months Ended 12/31/04         14.10%
    Five Years Ended 12/31/04            (7.75)
    3/23/98* through 12/31/04             1.44
              CUMULATIVE TOTAL RETURN
              -----------------------
    3/23/98* through 12/31/04           10.21%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 2004. The Russell MidCap Growth Index measures the Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
[Line Graph]

                                                   MFS MID CAP GROWTH         RUSSELL MIDCAP GROWTH
                                                        PORTFOLIO                     INDEX                RUSSELL 2000 INDEX
                                                   ------------------         ---------------------        ------------------
3/23/98                                                   10000                       10000                       10000
12/98                                                     10050                        9935                        8981
12/99                                                     16499                       11747                       10891
12/00                                                     18031                       12716                       10562
12/01                                                     13772                       10154                       10824
12/02                                                      7048                        7372                        8607
12/03                                                      9659                       10520                       12674
12/04                                                     11021                       12149                       14997

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of fee voluntary waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
                                MANAGER OVERVIEW

MERRILL LYNCH LARGE CAP CORE PORTFOLIO

PERFORMANCE UPDATE(1)

For the twelve months ended December 31, 2004, the Merrill Lynch Large Cap Core Portfolio returned 15.89%. The portfolio outperformed its unmanaged benchmark, the Russell 1000 Index(i), which returned 11.40% for the same period. It also outperformed the Lipper Variable Large-Cap Core Funds Category Average(2), which was 8.59%.

MARKET/ECONOMIC OVERVIEW

Thanks to a late year rally, prompted by the lifting of the uncertainty surrounding the presidential election and falling oil prices, U.S. equities produced solid results in 2004. Virtually all of the market's gains for the year occurred in the fourth quarter.

CONTRIBUTORS TO PERFORMANCE

The portfolio's outperformance during the year came from positive stock selection in the healthcare (especially managed care), consumer discretionary, utilities, and materials (especially steel) sectors. From an individual stock perspective, the largest positive contributors to results included TXU CORP., AUTODESK, INC., UNITED STATES STEEL CORP., SPRINT CORP., CUMMINS INC., VALERO ENERGY CORP., MANDALAY RESORT GROUP, and PACIFICARE HEALTH SYSTEMS, INC. An underweight position versus the benchmark in INTEL CORP. also enhanced relative results, as its shares were weak during the year. This positive performance was partially offset by declines in fund holdings: FOUNDRY NETWORKS INC., ATMEL CORP., CYPRESS SEMICONDUCTOR CORP. and AMKOR TECHNOLOGY INC., as well as being underweighted in IMCLONE SYSTEMS INC.

During the year, we increased the fund's weighting in the energy, industrials and utilities sectors. Our largest purchases during the year were ADVANCED MICRO DEVICES, INC., METLIFE, INC., JOHNSON & JOHNSON, and CHEVRONTEXACO CORP. Conversely, our largest sales included LEHMAN BROTHERS HOLDINGS INC., ALTRIA GROUP INC., CISCO SYSTEMS, INC., and QUALCOMM INC.

In managing the portfolio, we continue to emphasize a pro-cyclical approach to the economy believing that, for now, economic and earnings growth will be reasonably strong. Accordingly, the portfolio's largest overweighted sectors include information technology, consumer discretionary, energy and materials. Our largest underweight positions are in telecommunications, consumer staples, and financial services.

Thank you for your investment in the Merrill Lynch Large Cap Core Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund's investment goals.

Sincerely,

/s/ ROBERT C. DOLL, JR.

Robert C. Doll, Jr.
Merrill Lynch Investment Managers, L.P.

January 20, 2005

(1) The fund is an underlying investment option of various variable annuity and variable life products. The fund's performance returns do not reflect the deduction of sales charges and expenses imposed in connection with investing in variable annuity and variable life contracts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance of the fund. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(2) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 216 funds in the fund's Lipper category, and excluding sales charges.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings (as a percentage of net assets) as of this date were: Pfizer, Inc. (2.7%), Johnson & Johnson (2.6%), General Electric Co. (2.2%), ChevronTexaco Corp. (1.9%), Dell Inc. (1.9%), Exxon Mobil Corp. (1.8%), The Home Depot, Inc. (1.8%), ConocoPhillips (1.5%). Hewlett Packard Co. (1.5%), and Oracle Corp. (1.5%). Please refer to pages 26 through 30 for a list and percentage breakdown of the fund's holdings. The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Information Technology (23.0%); Consumer Discretionary (20.2%); Energy (13.7%); Healthcare (11.7%); and Financials (11.6%). The fund's portfolio composition is subject to change at any time.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
 12

--------------------------------------------------------------------------------
 FUND AT A GLANCE -- MERRILL LYNCH LARGE CAP CORE PORTFOLIO (UNAUDITED)

INVESTMENT BREAKDOWN
AS A PERCENT OF TOTAL INVESTMENTS
[BAR GRAPH]

                                                                     DECEMBER 31, 2004                    JUNE 30, 2004
                                                                     -----------------                    -------------
Information Technology                                                     23.00                              22.00
Consumer Discretionary                                                     20.20                              21.60
Energy                                                                     13.70                              10.70
Healthcare                                                                 11.70                              11.60
Financials                                                                 11.70                              12.20
Industrials                                                                 9.40                               7.80
Materials                                                                   4.70                               5.30
Utilities                                                                   3.30                               2.20
Consumer Staples                                                            2.30                               4.60
Telecommunication Services                                                  0.00                               1.20
Repurchase Agreement                                                        0.00                               0.80

--------------------------------------------------------------------------------
 PERFORMANCE COMPARISON -- MERRILL LYNCH LARGE CAP CORE PORTFOLIO AS OF 12/31/04 (UNAUDITED)


    AVERAGE ANNUAL TOTAL RETURNS
    ------------------------------------------
    Twelve Months Ended 12/31/04        15.89%
    Five Years Ended 12/31/04           (5.10)
    3/23/98* through 12/31/04           (0.10)
             CUMULATIVE TOTAL RETURN
             -----------------------
    3/23/98* through 12/31/04            0.67%
    * Commencement of operations.

This chart assumes an initial investment of $10,000 made at inception on March 23, 1998, assuming reinvestment of dividends, through December 31, 2004. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

(PERFORMANCE GRAPH)

                                                                MERRILL LYNCH LARGE CAP CORE
                                                                         PORTFOLIO                      RUSSELL 1000 INDEX
                                                                ----------------------------            ------------------
3/23/98                                                                   10000.00                           10000.00
12/98                                                                     10577.00                           11204.00
12/99                                                                     13080.00                           13547.00
12/00                                                                     12351.00                           12491.00
12/01                                                                      9578.00                           10936.00
12/02                                                                      7170.00                            8569.00
12/03                                                                      8687.00                           11130.00
12/04                                                                     10067.00                           12399.00

--------------------------------------------------------------------------------

Assumes reinvestment of dividends and capital gains, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more than or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED)

     EXAMPLE

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

     ACTUAL EXPENSES

     The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

--------------------------------------------------------------------------------
 BASED ON ACTUAL TOTAL RETURN(1)

                                                                                                       EXPENSES
                                                                BEGINNING    ENDING     ANNUALIZED       PAID
                                               ACTUAL TOTAL      ACCOUNT     ACCOUNT     EXPENSE      DURING THE
                                                 RETURN(2)        VALUE       VALUE       RATIO        PERIOD(3)
------------------------------------------------------------------------------------------------------------------
Convertible Securities Portfolio                   3.99%        $1,000.00   $1,039.90      0.73%         $3.74
MFS Mid Cap Growth Portfolio                       5.65          1,000.00    1,056.50      0.89           4.60
Merrill Lynch Large Cap Core Portfolio             9.70          1,000.00    1,097.00      0.89           4.69
------------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3) Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
 FUND EXPENSES (UNAUDITED) (CONTINUED)

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
 BASED ON HYPOTHETICAL TOTAL RETURN(1)

                                                                                                      EXPENSES
                                                HYPOTHETICAL   BEGINNING    ENDING     ANNUALIZED       PAID
                                                   TOTAL        ACCOUNT     ACCOUNT     EXPENSE      DURING THE
                                                   RETURN        VALUE       VALUE       RATIO        PERIOD(2)
-----------------------------------------------------------------------------------------------------------------
Convertible Securities Portfolio..............      5.00%      $1,000.00   $1,021.47      0.73%         $3.71
MFS Mid Cap Growth Portfolio..................      5.00        1,000.00    1,020.66      0.89           4.52
Merrill Lynch Large Cap Core Portfolio........      5.00        1,000.00    1,020.66      0.89           4.52
-----------------------------------------------------------------------------------------------------------------

(1) For the six months ended December 31, 2004.
(2) Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 2004

                        CONVERTIBLE SECURITIES PORTFOLIO

  SHARES                                           SECURITY                               VALUE
---------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 15.8%
---------------------------------------------------------------------------------------------------
AUTO MANUFACTURERS -- 5.3%
     50,000              Ford Motor Co. Capital Trust II, 6.500%.....................  $  2,639,500
                         General Motors Corp.:
     68,000                5.250%....................................................     1,568,760
     60,000                6.250%....................................................     1,599,600
---------------------------------------------------------------------------------------------------
                                                                                          5,807,860
---------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.3%
      3,150              Calenergy Capital Trust II, 6.250%..........................       156,712
      3,070              Calenergy Capital Trust III, 6.500%.........................       142,371
---------------------------------------------------------------------------------------------------
                                                                                            299,083
---------------------------------------------------------------------------------------------------
HOUSEWARES -- 2.4%
     56,000              Newell Financial Trust I, 5.250%............................     2,639,000
---------------------------------------------------------------------------------------------------
MEDIA -- 2.8%
     33,250              Tribune Co., 2.000%.........................................     3,020,763
---------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.4%
      8,000              Omnicare, Inc., 4.000%......................................       441,280
---------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 1.8%
     39,515              Equity Office Properties Trust, 5.250%......................     2,029,490
---------------------------------------------------------------------------------------------------
SAVINGS & LOANS -- 2.8%
     25,000              Washington Mutual Capital Trust I, 5.375% (a)...............     1,409,900
     30,000              Washington Mutual Inc., 5.375%..............................     1,672,500
---------------------------------------------------------------------------------------------------
                                                                                          3,082,400
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
      6,000              Loral Space & Communications Ltd., 6.000% (a)(b)............         1,860
---------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCK (Cost -- $16,270,438).....    17,321,736
---------------------------------------------------------------------------------------------------

   FACE
  AMOUNT      RATING(C)
---------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS AND NOTES -- 74.5%
---------------------------------------------------------------------------------------------------
AUTO PARTS & EQUIPMENT -- 2.4%
$    75,000   BBB        American Axle & Manufacturing Inc., 2.000% due 2/15/24
                           (a)(d)....................................................        68,625
     50,000   B-         The Goodyear Tire & Rubber Co., 4.000% due 6/15/34 (a)......        72,250
  4,760,000   BBB-       Lear Corp., zero coupon to yield 3.180% due 2/20/22.........     2,481,150
---------------------------------------------------------------------------------------------------
                                                                                          2,622,025
---------------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.0%
    600,000   NR         Invitrogen Corp., 1.50% due 2/15/24.........................       565,500
    550,000   NR         Nektar Therapeutics, 3.500% due 10/17/07....................       536,938
---------------------------------------------------------------------------------------------------
                                                                                          1,102,438
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                        CONVERTIBLE SECURITIES PORTFOLIO

   FACE
  AMOUNT      RATING(C)
---------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 1.3%
$   923,000   BB-        BearingPoint Inc. 2.500% due 12/15/24 (a)...................  $    974,919
    462,000   BB-        BearingPoint Inc. 2.750% due 12/15/24 (a)...................       489,720
---------------------------------------------------------------------------------------------------
                                                                                          1,464,639
---------------------------------------------------------------------------------------------------
COMPUTERS -- 2.6%
    150,000   NR         Ciber Inc., 2.875% due 12/15/23 (a).........................       155,812
    500,000   NR         DST Systems, Inc., 4.125% due 8/15/23 (a)...................       653,750
  1,916,000   BBB-       Electronic Data Systems Corp., 3.875% due 7/15/23...........     2,033,355
---------------------------------------------------------------------------------------------------
                                                                                          2,842,917
---------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 0.1%
     50,000   B          Providian Financial Corp., 4.000% due 5/15/08...............        70,187
---------------------------------------------------------------------------------------------------
ELECTRIC -- 2.1%
    900,000   BBB-       CenterPoint Energy, Inc., 3.750% due 5/15/23 (a)............     1,033,875
    826,000   B+         CMS Energy Corp., 2.875% due 12/1/24........................       832,195
    350,000   BBB        PPL Energy Supply LLC, 2.625% due 5/15/23 (a)...............       394,188
---------------------------------------------------------------------------------------------------
                                                                                          2,260,258
---------------------------------------------------------------------------------------------------
ELECTRONICS -- 2.7%
    799,000   B          Agere Systems Inc., 6.500% due 12/15/09.....................       848,938
    800,000   BB         Agilent Technologies Inc., 3.000% due 12/1/21 (d)...........       811,000
  2,400,000   BBB-       Arrow Electronics Inc., zero coupon to yield 4.211% due
                           2/21/21...................................................     1,293,000
---------------------------------------------------------------------------------------------------
                                                                                          2,952,938
---------------------------------------------------------------------------------------------------
HEALTHCARE -- 6.9%
                         Health Management Associates, Inc.:
  1,400,000   BBB+         1.500% due 8/1/23.........................................     1,473,500
  1,200,000   BBB+         1.500% due 8/1/23 (a).....................................     1,263,000
  3,254,000   NR         Lincare Holdings Inc., 3.000% due 6/15/33...................     3,493,983
                         Universal Health Services, Inc.:
  1,700,000   BBB          0.426% due 6/23/20........................................       988,125
    450,000   BBB          0.426% due 6/23/20 (a)....................................       261,563
---------------------------------------------------------------------------------------------------
                                                                                          7,480,171
---------------------------------------------------------------------------------------------------
HOME BUILDERS -- 1.3%
  1,175,000   Ba1*       Beazer Homes USA, Inc., 4.625% due 6/15/24 (a)..............     1,465,812
---------------------------------------------------------------------------------------------------
INSURANCE -- 6.5%
  6,250,000   AAA        American International Group, Inc., zero coupon to yield
                           1.937% due 11/09/31.......................................     4,164,062
  3,000,000   A-         Loews Corp., 3.125% due 09/15/07............................     2,962,500
---------------------------------------------------------------------------------------------------
                                                                                          7,126,562
---------------------------------------------------------------------------------------------------
LEISURE TIME -- 4.1%
  1,325,000   BBB-       Four Seasons Hotels Inc., 1.875% due 7/30/24................     1,700,969
  1,270,000   B+         Host Marriott L.P., 3.250% due 3/15/24 (a)..................     1,466,850
  1,950,000   BB+        Royal Caribbean Cruises Ltd., zero coupon to yield 4.875%
                           due 2/2/21................................................     1,255,312
---------------------------------------------------------------------------------------------------
                                                                                          4,423,131
---------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                        CONVERTIBLE SECURITIES PORTFOLIO

   FACE
  AMOUNT      RATING(C)
---------------------------------------------------------------------------------------------------
MANUFACTURING -- 4.1%
$ 1,800,000   BB+        SPX Corp., zero coupon to yield 3.007% due 2/6/21...........  $  1,152,000
                         Tyco International Group, S.A.:
    300,000   BBB          2.750% due 1/15/18 (a)....................................       477,000
  1,700,000   BBB          3.125% due 1/15/23 (a)....................................     2,864,500
---------------------------------------------------------------------------------------------------
                                                                                          4,493,500
---------------------------------------------------------------------------------------------------
MEDIA -- 12.0%
  1,000,000   NR         Adelphia Communications Corp., 6.000% due 2/15/06 (e).......       220,000
    843,000   CCC-       Charter Communications Inc., 4.750% due 6/1/06..............       847,215
                         Liberty Media Corp.:
    175,000   BBB-         0.750% due 3/30/23........................................       211,531
    500,000   BBB-         0.750% due 3/30/23 (a)....................................       604,375
  2,100,000   BBB-         4.000% due 11/15/29.......................................     1,546,125
  1,200,000   BBB-         3.500% due 1/15/31........................................     1,138,500
  6,000,000   BBB-       News America Inc., zero coupon to yield 3.401% due
                           2/28/21...................................................     3,540,000
  1,167,000   B          Sinclair Broadcast Group, Inc., 4.875% due 7/15/18 (d)......     1,124,696
  3,500,000   BBB+       The Walt Disney Co., 2.125% due 4/15/23.....................     3,911,250
---------------------------------------------------------------------------------------------------
                                                                                         13,143,692
---------------------------------------------------------------------------------------------------
MINING -- 0.1%
    100,000   BBB+       Placer Dome Inc., 2.750% due 10/15/23 (a)...................       123,125
---------------------------------------------------------------------------------------------------
OIL & GAS -- 13.1%
    350,000   A-         Cooper Cameron Corp., 1.500% due 5/15/24 (a)................       370,562
                         Diamond Offshore Drilling Inc.:
  2,130,000   A-           1.500% due 4/15/31........................................     2,268,450
  3,000,000   A-           Zero coupon to yield 3.443% due 6/6/20....................     1,777,500
                         Global Marine Inc.:
  3,000,000   A-           Zero coupon to yield 3.539% due 6/23/20...................     1,773,750
    600,000   A-           Zero coupon to yield 3.506% due 6/23/20 (a)...............       354,750
                         Halliburton Co.:
    700,000   BBB          3.125% due 7/15/23........................................       864,500
  1,000,000   BBB          3.125% due 7/15/23 (a)....................................     1,235,000
                         Hanover Compressor Co.:
    300,000   B            4.750% due 3/15/08........................................       292,500
     75,000   B            4.750% due 1/15/14........................................        95,250
  5,000,000   NR         Nabors Industries Inc., zero coupon to yield 2.529% due
                           2/5/21....................................................     3,350,000
  1,800,000   A+         Schlumberger Ltd., 1.500% due 6/1/23........................     1,980,000
---------------------------------------------------------------------------------------------------
                                                                                         14,362,262
---------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.2%
  1,730,000   B          Advanced Medical Optics, Inc., 2.500% due 7/15/24 (a).......     1,890,025
    400,000   A          Allergan, Inc., zero coupon to yield 1.250% due 11/6/22
                           (a).......................................................       393,000
                         Cephalon Inc.:
    600,000   B-           Tranche A, zero coupon due 6/15/33 (a)(b).................       609,000
    800,000   B-           Tranche B, zero coupon due 6/15/33 (a)(b).................       824,000
    500,000   NR         IVAX Corp., 1.500% due 3/1/24 (a)...........................       486,250

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                        CONVERTIBLE SECURITIES PORTFOLIO

   FACE
  AMOUNT      RATING(C)
---------------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 4.2% (CONTINUED)
                         Valeant Pharmaceuticals International:
$    75,000   B            3.000% due 8/16/10 (a)....................................  $     82,969
     75,000   B            4.000% due 11/15/13 (a)...................................        82,781
    200,000   BBB-       Watson Pharmaceuticals, Inc., 1.750% due 3/15/23 (a)........       207,000
---------------------------------------------------------------------------------------------------
                                                                                          4,575,025
---------------------------------------------------------------------------------------------------
RETAIL -- 1.8%
                         Best Buy Co., Inc.:
    500,000   BB+          2.250% due 1/15/22........................................       544,375
    300,000   BB+          2.250% due 1/15/22 (a)....................................       326,625
    835,000   BB+        The Gap, Inc., 5.750% due 3/15/09...........................     1,111,594
---------------------------------------------------------------------------------------------------
                                                                                          1,982,594
---------------------------------------------------------------------------------------------------
SOFTWARE -- 0.5%
    576,000   B          Red Hat, Inc., 0.500% due 1/15/2024.........................       531,360
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 7.7%
  1,500,000   BBB-       Amdocs Ltd., 0.500% due 3/15/24 (a).........................     1,432,500
  4,550,000   Ba2*       Anixter International Inc., zero coupon to yield 3.068% due
                           7/7/33....................................................     2,519,563
    150,000   B+         CommScope, Inc., 1.000% due 3/15/24 (a).....................       161,063
    100,000   NR         Tekelec Inc., 2.250% due 6/15/08 (a)........................       128,250
    945,000   NR         UTStarcom, Inc., 0.875% due 3/1/08..........................     1,110,375
  5,000,000   A+         Verizon Global Funding Corp., zero coupon to yield 2.916%
                           due 5/15/21...............................................     3,081,250
---------------------------------------------------------------------------------------------------
                                                                                          8,433,001
---------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE BONDS AND NOTES (Cost -- $75,657,136).....    81,455,637
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 9.4%
 10,225,000              State Street Bank & Trust Co., dated 12/31/04, 1.400% due
                           1/3/05; Proceeds at maturity -- $10,226,193; (Fully
                           collateralized by U.S. Treasury Bonds, 8.125% due 8/15/21;
                           Market value -- $10,435,040) (Cost -- $10,225,000)........    10,225,000
---------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 99.7% (Cost -- $102,152,574**).........   109,002,373
                         Other Assets in Excess of Liabilities -- 0.3%...............       305,192
---------------------------------------------------------------------------------------------------
                         TOTAL NET ASSETS -- 100.0%..................................  $109,307,565
---------------------------------------------------------------------------------------------------

(a) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines established by the Board of Trustees.
(b) Non-income producing security.
(c) All ratings are by Standard & Poors Ratings Service, with the exception of those identified by an asterisk (*), which are rated by Moody's Investors Service Inc.
(d) Interest rate shown reflects current rate on instruments with multi-coupon or variable rates.
(e) Security is currently in default.
 ** Aggregate cost for federal income tax purposes is $102,172,493.

   See page 31 for definitions of ratings.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COMMON STOCK -- 97.4%
---------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 21.2%
HOTELS, RESTAURANTS & LEISURE -- 4.8%
    68,190   The Cheesecake Factory Inc.(a)..............................  $  2,214,129
    12,580   Four Seasons Hotels, Inc. ..................................     1,028,918
    60,850   International Game Technology...............................     2,092,023
    62,580   Royal Caribbean Cruises Ltd. ...............................     3,406,855
    36,960   WMS Industries Inc.(a)......................................     1,239,638
---------------------------------------------------------------------------------------
                                                                              9,981,563
---------------------------------------------------------------------------------------
MEDIA -- 10.8%
   254,120   Citadel Broadcasting Co.(a).................................     4,111,662
    77,850   EchoStar Communications Corp., Class A Shares...............     2,587,734
    37,920   Entercom Communications Corp.(a)............................     1,360,949
   175,440   Gemstar-TV Guide International, Inc.(a).....................     1,038,605
    67,170   Getty Images, Inc.(a).......................................     4,624,654
    28,610   Grupo Televisa, S.A., Sponsored ADR.........................     1,730,905
    96,000   The Interpublic Group of Cos., Inc.(a)......................     1,286,400
    10,980   Lamar Advertising Co., Class A Shares(a)....................       469,724
    36,190   Meredith Corp. .............................................     1,961,498
    53,260   Radio One, Inc., Class A Shares(a)..........................       857,486
    51,690   Univision Communications Inc., Class A Shares(a)............     1,512,966
    45,710   Westwood One, Inc.(a).......................................     1,230,970
---------------------------------------------------------------------------------------
                                                                             22,773,553
---------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 1.9%
   137,180   99 Cents Only Stores(a).....................................     2,216,829
    57,030   Family Dollar Stores, Inc. .................................     1,781,047
---------------------------------------------------------------------------------------
                                                                              3,997,876
---------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.8%
    58,850   PETsMART, Inc. .............................................     2,090,940
    62,900   The TJX Cos., Inc. .........................................     1,580,677
    68,340   Tiffany & Co. ..............................................     2,184,830
---------------------------------------------------------------------------------------
                                                                              5,856,447
---------------------------------------------------------------------------------------
TEXTILES & APPAREL -- 0.9%
    34,490   Coach, Inc.(a)..............................................     1,945,236
---------------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY................................    44,554,675
---------------------------------------------------------------------------------------
ENERGY -- 2.7%
ENERGY EQUIPMENT & SERVICES -- 2.7%
    36,580   BJ Services Co. ............................................     1,702,433
    32,150   Cooper Cameron Corp.(a).....................................     1,729,991
    50,790   GlobalSantaFe Corp. ........................................     1,681,657
    15,740   Halliburton Co. ............................................       617,638
---------------------------------------------------------------------------------------
             TOTAL ENERGY................................................     5,731,719
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
FINANCIALS -- 4.4%
BANKS -- 1.3%
    35,890   Investors Financial Services Corp. .........................  $  1,793,782
    45,340   Sovereign Bancorp, Inc. ....................................     1,022,417
---------------------------------------------------------------------------------------
                                                                              2,816,199
---------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 3.1%
   104,600   Ameritrade Holding Corp.(a).................................     1,487,412
    40,620   E*TRADE Financial Corp.(a)..................................       607,269
    59,790   Legg Mason, Inc. ...........................................     4,380,215
---------------------------------------------------------------------------------------
                                                                              6,474,896
---------------------------------------------------------------------------------------
             TOTAL FINANCIALS............................................     9,291,095
---------------------------------------------------------------------------------------
HEALTHCARE -- 23.5%
BIOTECHNOLOGY -- 8.2%
    32,900   Celgene Corp.(a)............................................       872,837
    38,340   Gen-Probe Inc.(a)...........................................     1,733,351
    73,210   Genzyme Corp.(a)............................................     4,251,305
    84,370   Gilead Sciences, Inc.(a)....................................     2,952,106
    48,770   ImClone Systems Inc.(a).....................................     2,247,322
    17,140   Invitrogen Corp.(a).........................................     1,150,608
   114,050   MedImmune, Inc.(a)..........................................     3,091,896
    18,340   Neurocrine Biosciences, Inc.(a).............................       904,162
---------------------------------------------------------------------------------------
                                                                             17,203,587
---------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 10.1%
    52,450   C.R. Bard, Inc. ............................................     3,355,751
   192,650   Cytyc Corp.(a)..............................................     5,311,360
    54,400   DENTSPLY International Inc. ................................     3,057,280
    53,710   Fisher Scientific International Inc.(a).....................     3,350,430
    21,660   Guidant Corp. ..............................................     1,561,686
    59,010   Millipore Corp.(a)..........................................     2,939,288
     6,280   Synthes, Inc. ..............................................       701,753
   102,400   Thoratec Corp.(a)...........................................     1,067,008
---------------------------------------------------------------------------------------
                                                                             21,344,556
---------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 1.3%
    80,450   Community Health Systems Inc.(a)............................     2,242,946
    52,440   Tenet Healthcare Corp.(a)...................................       575,791
---------------------------------------------------------------------------------------
                                                                              2,818,737
---------------------------------------------------------------------------------------
PHARMACEUTICALS -- 3.9%
    31,880   Allergan, Inc. .............................................     2,584,512
    71,460   Endo Pharmaceuticals Holdings, Inc.(a)......................     1,502,089
   114,960   Medicis Pharmaceutical Corp., Class A Shares................     4,036,246
---------------------------------------------------------------------------------------
                                                                              8,122,847
---------------------------------------------------------------------------------------
             TOTAL HEALTHCARE............................................    49,489,727
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
INDUSTRIALS -- 11.4%
AIR FREIGHT & COURIERS -- 0.6%
    21,840   Expeditors International of Washington, Inc. ...............  $  1,220,419
---------------------------------------------------------------------------------------
AIRLINES -- 1.0%
    86,530   JetBlue Airways Corp.(a)....................................     2,009,227
---------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.4%
    21,460   American Standard Cos. Inc.(a)..............................       886,727
---------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 8.7%
    39,660   Alliance Data Systems Corp.(a)..............................     1,883,057
    38,540   Apollo Group, Inc., Class A Shares(a).......................     3,110,563
    46,770   Career Education Corp.(a)...................................     1,870,800
    77,340   Ceridian Corp.(a)...........................................     1,413,775
    40,340   The Corporate Executive Board Co. ..........................     2,700,360
    51,230   DST Systems, Inc.(a)........................................     2,670,108
    23,050   Manpower Inc. ..............................................     1,113,315
    70,490   Monster Worldwide, Inc.(a)..................................     2,371,284
    43,040   Robert Half International Inc. .............................     1,266,667
---------------------------------------------------------------------------------------
                                                                             18,399,929
---------------------------------------------------------------------------------------
MACHINERY -- 0.7%
    19,210   Eaton Corp. ................................................     1,390,036
---------------------------------------------------------------------------------------
             TOTAL INDUSTRIALS...........................................    23,906,338
---------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 27.7%
COMMUNICATIONS EQUIPMENT -- 4.0%
   149,080   Comverse Technology, Inc.(a)................................     3,645,006
    20,850   F5 Networks, Inc.(a)........................................     1,015,812
    24,190   Harris Corp. ...............................................     1,494,700
    81,544   Juniper Networks, Inc.(a)...................................     2,217,181
---------------------------------------------------------------------------------------
                                                                              8,372,699
---------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.1%
    28,610   Lexmark International, Inc., Class A Shares(a)..............     2,431,850
---------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.0%
    38,260   Broadcom Corp., Class A Shares(a)...........................     1,235,033
    26,000   Roper Industries, Inc. .....................................     1,580,020
    52,040   Thermo Electron Corp.(a)....................................     1,571,088
    84,440   Waters Corp.(a).............................................     3,950,948
---------------------------------------------------------------------------------------
                                                                              8,337,089
---------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 3.1%
    84,010   Check Point Software Technologies Ltd.(a)...................     2,069,166
   103,936   IAC/InterActiveCorp(a)......................................     2,870,712
    57,440   McAfee Inc.(a)..............................................     1,661,739
---------------------------------------------------------------------------------------
                                                                              6,601,617
---------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 0.2%
    11,150   NAVTEQ Corp.(a).............................................       516,914
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                          MFS MID CAP GROWTH PORTFOLIO

  SHARES                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 6.3%
    42,500   Analog Devices, Inc. .......................................  $  1,569,100
    78,780   Integrated Circuit Systems, Inc.(a).........................     1,648,078
    28,390   KLA-Tencor Corp.(a).........................................     1,322,406
    34,790   Marvell Technology Group Ltd.(a)............................     1,234,001
   108,620   Novellus Systems, Inc.(a)...................................     3,029,412
   218,660   PMC-Sierra, Inc.(a).........................................     2,459,925
    68,230   Xilinx, Inc. ...............................................     2,023,020
---------------------------------------------------------------------------------------
                                                                             13,285,942
---------------------------------------------------------------------------------------
SOFTWARE -- 9.0%
   136,710   Amdocs Ltd.(a)..............................................     3,588,638
    70,400   Citrix Systems, Inc.(a).....................................     1,726,912
    41,570   Electronic Arts Inc.(a).....................................     2,564,038
    23,680   Intuit Inc.(a)..............................................     1,042,157
    75,040   Mercury Interactive Corp.(a)................................     3,418,072
    77,740   Red Hat, Inc.(a)............................................     1,037,829
    77,500   Symantec Corp.(a)...........................................     1,996,400
   123,580   VERITAS Software Corp.(a)...................................     3,528,209
---------------------------------------------------------------------------------------
                                                                             18,902,255
---------------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY................................    58,448,366
---------------------------------------------------------------------------------------
MATERIALS -- 1.1%
CHEMICALS -- 0.8%
    28,420   Monsanto Co. ...............................................     1,578,731
---------------------------------------------------------------------------------------
METALS & MINING -- 0.3%
    20,400   Aber Dimond Corp. ..........................................       719,791
---------------------------------------------------------------------------------------
             TOTAL MATERIALS.............................................     2,298,522
---------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 5.4%
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.7%
     3,980   Covad Communications Group, Inc.(a).........................         8,557
    37,070   NTL Inc.(a).................................................     2,704,627
    52,470   SpectraSite, Inc.(a)........................................     3,038,013
---------------------------------------------------------------------------------------
                                                                              5,751,197
---------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.7%
   193,820   American Tower Corp., Class A Shares(a).....................     3,566,287
   127,750   Crown Castle International Corp.(a).........................     2,125,761
---------------------------------------------------------------------------------------
                                                                              5,692,048
---------------------------------------------------------------------------------------
             TOTAL TELECOMMUNICATION SERVICES............................    11,443,245
---------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $164,779,651)...................   205,163,687
---------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 24

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                          MFS MID CAP GROWTH PORTFOLIO

   FACE
  AMOUNT
---------------------------------------------------------------------------------------
SHORT TERM INVESTMENT -- 2.8%
$5,825,000   Fannie Mae Discount Notes, zero coupon to yield 0.950% bond due 1/3/05
             (Cost -- $5,824,595)........................................  $  5,824,595
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.2% (Cost -- $170,604,246*).........   210,988,282
             Liabilities in Excess of Other Assets -- (0.2)%.............     (398,754)
---------------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%..................................  $210,589,528
---------------------------------------------------------------------------------------

 (a) Non-income producing security.
 *  Aggregate cost for federal income tax purposes is $172,142,274.

    Abbreviation used in this schedule:
    ADR -- American Depositary Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     MERRILL LYNCH LARGE CAP CORE PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 100.0%
-----------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 20.2%
AUTOMOBILES -- 1.1%
    93,000   Ford Motor Co. .............................................    $  1,361,520
-----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 2.4%
    51,000   McDonald's Corp. ...........................................       1,635,060
    24,000   Starwood Hotels & Resorts Worldwide, Inc. ..................       1,401,600
-----------------------------------------------------------------------------------------
                                                                                3,036,660
-----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 2.0%
    15,000   The Black & Decker Corp. ...................................       1,324,950
    10,000   Harman International Industries, Inc. ......................       1,270,000
-----------------------------------------------------------------------------------------
                                                                                2,594,950
-----------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 1.0%
    37,000   Eastman Kodak Co. ..........................................       1,193,250
-----------------------------------------------------------------------------------------
MEDIA -- 1.0%
    18,000   Getty Images, Inc.(a).......................................       1,239,300
-----------------------------------------------------------------------------------------
MULTI-LINE RETAIL -- 3.6%
    31,000   Costco Wholesale Corp. .....................................       1,500,710
    36,000   J.C. Penney Co., Inc. ......................................       1,490,400
    30,000   Nordstrom, Inc. ............................................       1,401,900
3,000.....   Wal-Mart Stores, Inc. ......................................         158,460
-----------------------------------------------------------------------------------------
                                                                                4,551,470
-----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 9.1%
    28,000   Abercrombie & Fitch Co., Class A Shares.....................       1,314,600
    30,000   American Eagle Outfitters, Inc. ............................       1,413,000
    59,000   The Gap, Inc. ..............................................       1,246,080
    52,000   The Home Depot, Inc. .......................................       2,222,480
    56,000   Limited Brands..............................................       1,289,120
    36,000   PETsMART, Inc. .............................................       1,279,080
    44,000   Staples, Inc. ..............................................       1,483,240
    26,000   Urban Outfitters, Inc.(a)...................................       1,154,400
-----------------------------------------------------------------------------------------
                                                                               11,402,000
-----------------------------------------------------------------------------------------
             TOTAL CONSUMER DISCRETIONARY................................      25,379,150
-----------------------------------------------------------------------------------------
CONSUMER STAPLES -- 2.4%
FOOD PRODUCTS -- 2.1%
    66,000   Archer-Daniels-Midland Co. .................................       1,472,460
    62,000   Tyson Foods, Inc., Class A Shares...........................       1,140,800
-----------------------------------------------------------------------------------------
                                                                                2,613,260
-----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.3%
     6,000   The Procter & Gamble Co. ...................................         330,480
-----------------------------------------------------------------------------------------
             TOTAL CONSUMER STAPLES                                             2,943,740
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     MERRILL LYNCH LARGE CAP CORE PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
ENERGY -- 13.7%
OIL & GAS -- 13.7%
15,000....   Amerada Hess Corp.                                              $  1,235,700
    20,000   Anadarko Petroleum Corp. ...................................       1,296,200
    33,000   Burlington Resources, Inc. .................................       1,435,500
    46,000   ChevronTexaco Corp. ........................................       2,415,460
    22,000   ConocoPhillips..............................................       1,910,260
    38,000   Devon Energy Corp. .........................................       1,478,960
    45,000   Exxon Mobil Corp. ..........................................       2,306,700
    14,000   Newfield Exploration Co.(a).................................         826,700
    26,000   Occidental Petroleum Corp. .................................       1,517,360
    16,000   Sunoco, Inc. ...............................................       1,307,360
    31,000   Valero Energy Corp. ........................................       1,407,400
-----------------------------------------------------------------------------------------
             TOTAL ENERGY................................................      17,137,600
-----------------------------------------------------------------------------------------
FINANCIALS -- 11.6%
BANKS -- 0.8%
17,000....   Bank of America Corp. ......................................         798,830
6,000.....   KeyCorp.....................................................         203,400
-----------------------------------------------------------------------------------------
                                                                                1,002,230
-----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 1.4%
40,000....   Countrywide Financial Corp. ................................       1,480,400
8,000.....   JPMorgan Chase & Co. .......................................         312,080
-----------------------------------------------------------------------------------------
                                                                                1,792,480
-----------------------------------------------------------------------------------------
INSURANCE -- 9.4%
26,000....   ACE Ltd. ...................................................       1,111,500
30,000....   Allstate Corp. .............................................       1,551,600
5,000.....   American International Group, Inc. .........................         328,350
18,000....   The Chubb Corp. ............................................       1,384,200
28,000....   Lincoln National Corp. .....................................       1,307,040
9,000.....   Loews Corp. ................................................         632,700
34,000....   MetLife, Inc. ..............................................       1,377,340
22,000....   Nationwide Financial Services, Inc., Class A Shares.........         841,060
28,000....   Prudential Financial, Inc. .................................       1,538,880
26,000....   SAFECO Corp. ...............................................       1,358,240
23,000....   UnumProvident Corp. ........................................         412,620
-----------------------------------------------------------------------------------------
                                                                               11,843,530
-----------------------------------------------------------------------------------------
             TOTAL FINANCIALS............................................      14,638,240
-----------------------------------------------------------------------------------------
HEALTHCARE -- 11.7%
BIOTECHNOLOGY -- 0.9%
41,000....   Celgene Corp.(a)............................................       1,087,730
-----------------------------------------------------------------------------------------
HEALTHCARE EQUIPMENT & SUPPLIES -- 1.1%
    24,000   Becton Dickinson & Co. .....................................       1,363,200
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     MERRILL LYNCH LARGE CAP CORE PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
HEALTHCARE PROVIDERS & SERVICES -- 4.4%
    12,000   Aetna, Inc. ................................................    $  1,497,000
    18,000   CIGNA Corp. ................................................       1,468,260
    23,000   PacifiCare Health Systems, Inc.(a)..........................       1,299,960
    14,000   Quest Diagnostics Inc. .....................................       1,337,700
-----------------------------------------------------------------------------------------
                                                                                5,602,920
-----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 5.3%
    52,000   Johnson & Johnson...........................................       3,297,840
   124,000   Pfizer Inc. ................................................       3,334,360
-----------------------------------------------------------------------------------------
                                                                                6,632,200
-----------------------------------------------------------------------------------------
             TOTAL HEALTHCARE............................................      14,686,050
-----------------------------------------------------------------------------------------
INDUSTRIALS -- 9.4%
AEROSPACE & DEFENSE -- 1.3%
    31,000   The Boeing Co. .............................................       1,604,870
-----------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS -- 1.5%
    16,000   FedEx Corp. ................................................       1,575,840
     6,000   Ryder Systems, Inc. ........................................         286,620
-----------------------------------------------------------------------------------------
                                                                                1,862,460
-----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.2%
    30,000   Rockwell Automation, Inc. ..................................       1,486,500
-----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 3.3%
    77,000   General Electric Co. .......................................       2,810,500
    18,000   Textron, Inc. ..............................................       1,328,400
-----------------------------------------------------------------------------------------
                                                                                4,138,900
-----------------------------------------------------------------------------------------
MACHINERY -- 1.0%
    15,000   Cummins Inc. ...............................................       1,256,850
-----------------------------------------------------------------------------------------
ROAD & RAIL -- 1.1%
    39,000   Norfolk Southern Corp. .....................................       1,411,410
-----------------------------------------------------------------------------------------
             TOTAL INDUSTRIALS...........................................      11,760,990
-----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 23.0%
COMMUNICATIONS EQUIPMENT -- 4.6%
    74,000   Avaya Inc.(a)...............................................       1,272,800
    10,000   Cisco Systems, Inc.(a)......................................         193,000
   347,000   Lucent Technologies Inc.(a).................................       1,304,720
   100,000   Motorola, Inc. .............................................       1,720,000
   152,000   Tellabs, Inc.(a)............................................       1,305,680
-----------------------------------------------------------------------------------------
                                                                                5,796,200
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     MERRILL LYNCH LARGE CAP CORE PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 5.0%
    24,000   Apple Computer, Inc.(a).....................................    $  1,545,600
    57,000   Dell Inc.(a)................................................       2,401,980
    91,000   Hewlett-Packard Co..........................................       1,908,270
     5,000   International Business Machines Corp........................         492,900
-----------------------------------------------------------------------------------------
                                                                                6,348,750
-----------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.1%
    47,000   McAfee Inc.(a)..............................................       1,359,710
-----------------------------------------------------------------------------------------
IT CONSULTING & SERVICES -- 0.7%
    11,000   Affiliated Computer Services, Inc., Class A Shares(a).......         662,090
     3,000   Computer Sciences Corp.(a)..................................         169,110
-----------------------------------------------------------------------------------------
                                                                                  831,200
-----------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 1.2%
    89,000   Xerox Corp.(a)..............................................       1,513,890
-----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 4.4%
    60,000   Advanced Micro Devices, Inc.(a).............................       1,321,200
    33,000   Cree, Inc.(a)...............................................       1,322,640
    74,000   Intel Corp..................................................       1,730,860
    41,000   Microchip Technology Inc....................................       1,093,060
-----------------------------------------------------------------------------------------
                                                                                5,467,760
-----------------------------------------------------------------------------------------
SOFTWARE -- 6.0%
    22,000   Adobe Systems Inc...........................................       1,380,280
    36,000   Autodesk, Inc...............................................       1,366,200
        90   Computer Associates International, Inc......................           2,795
    55,000   Microsoft Corp..............................................       1,469,050
   134,000   Oracle Corp.(a).............................................       1,838,480
    56,000   Symantec Corp.(a)...........................................       1,442,560
-----------------------------------------------------------------------------------------
                                                                                7,499,365
-----------------------------------------------------------------------------------------
             TOTAL INFORMATION TECHNOLOGY                                      28,816,875
-----------------------------------------------------------------------------------------
MATERIALS -- 4.7%
CHEMICALS -- 0.4%
     7,000   Lyondell Chemical Co........................................         202,440
    14,000   RPM International, Inc......................................         275,240
-----------------------------------------------------------------------------------------
                                                                                  477,680
-----------------------------------------------------------------------------------------
METALS & MINING -- 3.3%
    26,000   Nucor Corp..................................................       1,360,840
    14,000   Phelps Dodge Corp...........................................       1,384,880
    27,000   United States Steel Corp....................................       1,383,750
-----------------------------------------------------------------------------------------
                                                                                4,129,470
-----------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.0%
    36,000   Georgia-Pacific Corp........................................       1,349,280
-----------------------------------------------------------------------------------------
             TOTAL MATERIALS                                                    5,956,430
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 2004

                     MERRILL LYNCH LARGE CAP CORE PORTFOLIO

  SHARES                               SECURITY                                 VALUE
-----------------------------------------------------------------------------------------
UTILITIES -- 3.3%
ELECTRIC UTILITIES -- 2.2%
    42,000   Edison International........................................    $  1,345,260
    23,000   TXU Corp. ..................................................       1,484,880
-----------------------------------------------------------------------------------------
                                                                                2,830,140
-----------------------------------------------------------------------------------------
MULTI-UTILITIES -- 1.1%
    83,000   The Williams Cos., Inc. ....................................       1,352,070
-----------------------------------------------------------------------------------------
             TOTAL UTILITIES                                                    4,182,210
-----------------------------------------------------------------------------------------
             TOTAL COMMON STOCK (Cost -- $105,752,732)...................     125,501,285
-----------------------------------------------------------------------------------------
ESCROW SHARES -- 0.0%
    27,200   ESC Seagate Technology (a)(b)(c)............................               0
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0% (Cost -- $105,752,732*).........     125,501,285
             Liabilities in Excess of Other Assets -- (0.0%).............          (1,571)
-----------------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%..................................    $125,499,714
-----------------------------------------------------------------------------------------

 (a) Non-income producing security.
 (b) Security is fair valued in good faith by or under the direction of the Board of Trustees.
 (c) This security has been deemed illiquid.
 *  Aggregate cost for federal income tax purposes is $106,182,675.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

--------------------------------------------------------------------------------
 BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA                --   Bonds rated "AAA" have the highest rating assigned by
                        Standard & Poor's. Capacity to pay interest and repay
                        principal is extremely strong.
AA                 --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A                  --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and
                        economic conditions than bonds in higher rated categories.
BBB                --   Bonds rated "BBB" are regarded as having an adequate
                        capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse
                        economic conditions or changing circumstances are more
                        likely to lead to a weakened capacity to pay interest and
                        repay principal for bonds in this category than in higher
                        rated categories.
BB, B, CCC and CC  --   Bonds rated "BB", "B", "CCC" and "CC" are regarded, on
                        balance, as predominantly speculative with respect to the
                        issuer's capacity to pay interest and repay principal in
                        accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some
                        quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse
                        conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Caa", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa                --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are
                        generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin
                        and principal is secure. While the various protective
                        elements are likely to change, such changes as can be
                        visualized are most unlikely to impair the fundamentally
                        strong position of such an issue.
Aa                 --   Bonds rated "Aa" are judged to be of high quality by all
                        standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated
                        lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of
                        protective elements may be of greater amplitude or there may be other elements present which make the long-term risks
                        appear somewhat larger than in "Aaa" securities.
A                  --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations.
                        Factors giving security to principal and interest are
                        considered adequate but elements may be present which
                        suggest a susceptibility to impairment some time in the
                        future.
Baa                --   Bonds rated "Baa" are considered as medium grade
                        obligations; i.e., they are neither highly protected nor
                        poorly secured. Interest payments and principal security
                        appear adequate for the present but certain protective
                        elements may be lacking or may be characteristically
                        unreliable over any great length of time. Such bonds lack
                        outstanding investment characteristics and in fact have
                        speculative characteristics as well.
Ba                 --   Bonds rated "Ba" are judged to have speculative elements;
                        their future cannot be considered as well assured. Often the protection of interest and principal payments may be very
                        moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position
                        characterizes bonds in this class.
B                  --   Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa                --   Bonds rated "Caa" are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca                 --   Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C                  --   Bonds rated "C" are the lowest rated class of bonds, and
                        issues so rated can be regarded as having extremely poor
                        prospects of ever attaining any real investment standing.

NR                 --   Indicates that the bond is not rated by Standard & Poor's or
                        Moody's.

--------------------------------------------------------------------------------
 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 2004

                                                                                  MFS        MERRILL LYNCH
                                                              CONVERTIBLE       MID CAP        LARGE CAP
                                                               SECURITIES       GROWTH           CORE
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost......................................  $102,152,574   $ 170,604,246   $105,752,732
----------------------------------------------------------------------------------------------------------
  Investments, at value.....................................  $109,002,373   $ 210,988,282   $125,501,285
  Cash......................................................           128             157         63,501
  Dividends and interest receivable.........................       427,895          42,124        200,634
  Receivable for Fund shares sold...........................       141,399              --             --
  Prepaid expense...........................................           434           9,617          1,944
----------------------------------------------------------------------------------------------------------
  TOTAL ASSETS..............................................   109,572,229     211,040,180    125,767,364
----------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased..........................            --          87,828             --
  Payable for Fund shares reacquired........................       159,180         147,757        119,599
  Investment advisory fees payable..........................        53,184         138,785         79,711
  Administration fees payable...............................         7,209          12,234          8,029
  Trustees' fees payable....................................         2,100           2,300          2,100
  Accrued expenses..........................................        42,991          61,748         58,211
----------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES.........................................       264,664         450,652        267,650
----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $109,307,565   $ 210,589,528   $125,499,714
----------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital (Note 4)..................................  $103,552,804   $ 400,101,074   $183,373,632
  Undistributed net investment income.......................        40,111              --             --
  Accumulated net realized loss from investment
    transactions............................................    (1,135,149)   (229,895,582)   (77,623,009)
  Net unrealized appreciation of investments and foreign
    currencies..............................................     6,849,799      40,384,036     19,749,091
----------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS............................................  $109,307,565   $ 210,589,528   $125,499,714
----------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING..........................................     8,853,796      26,829,852     13,864,753
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE.............................................        $12.35           $7.85          $9.05
----------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

--------------------------------------------------------------------------------
 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                MFS       MERRILL LYNCH
                                                              CONVERTIBLE     MID CAP       LARGE CAP
                                                              SECURITIES      GROWTH          CORE
                                                               PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..................................................  $2,101,608    $    63,136    $     4,430
  Dividends.................................................     931,676        476,603      1,656,107
  Less: Foreign withholding tax.............................          --         (1,602)          (768)
-------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................   3,033,284        538,137      1,659,769
-------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2).........................     561,951      1,593,939        920,627
  Administration fees (Note 2)..............................      56,195        119,546         69,784
  Audit and legal...........................................      38,176         44,458         62,216
  Custody...................................................      18,487         40,050         14,784
  Shareholder communications................................      15,010         33,936         20,772
  Trustees' fees............................................      11,533          9,973          9,973
  Transfer agency services (Note 2).........................       2,500          2,500          2,500
  Other.....................................................       2,750          3,102          2,946
-------------------------------------------------------------------------------------------------------
  TOTAL EXPENSES............................................     706,602      1,847,504      1,103,602
  Less: Fee waivers and expense reimbursement (Note 2 and
    6)......................................................     (16,100)       (28,992)       (33,485)
-------------------------------------------------------------------------------------------------------
  NET EXPENSES..............................................     690,502      1,818,512      1,070,117
-------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)................................   2,342,782     (1,280,375)       589,652
-------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCIES (NOTE 1 AND 3):
  Realized Gain From:
    Investment transactions.................................     976,485     21,204,709      3,313,193
    Foreign currency transactions...........................          --          5,665          2,189
-------------------------------------------------------------------------------------------------------
  NET REALIZED GAIN.........................................     976,485     21,210,374      3,315,382
-------------------------------------------------------------------------------------------------------
  Net Change in Unrealized Appreciation/Depreciation From:
    Investments.............................................   2,664,418      6,181,210     13,606,634
    Foreign currencies......................................          --           (339)        (2,424)
-------------------------------------------------------------------------------------------------------
  NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION........   2,664,418      6,180,871     13,604,210
-------------------------------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES..............   3,640,903     27,391,245     16,919,592
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $5,983,685    $26,110,870    $17,509,244
-------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,

CONVERTIBLE SECURITIES PORTFOLIO                                  2004          2003
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................  $  2,342,782   $ 2,126,998
  Net realized gain (loss)..................................       976,485      (200,129)
  Net change in unrealized appreciation/depreciation........     2,664,418    11,848,955
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     5,983,685    13,775,824
----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (2,307,074)   (2,082,494)
----------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS TO SHAREHOLDERS.....    (2,307,074)   (2,082,494)
----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................    33,647,713    21,865,525
  Net asset value of shares issued for reinvestment of
    dividends...............................................     2,307,074     2,082,494
  Cost of shares reacquired.................................    (6,655,212)   (8,131,457)
----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......    29,299,575    15,816,562
----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................    32,976,186    27,509,892
NET ASSETS:
  Beginning of Year.........................................    76,331,379    48,821,487
----------------------------------------------------------------------------------------
  END OF YEAR*..............................................  $109,307,565   $76,331,379
----------------------------------------------------------------------------------------
* Includes undistributed net investment income of:..........       $40,111       $20,038
----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)    FOR THE YEARS ENDED DECEMBER
31,

                MFS MID CAP GROWTH PORTFOLIO                      2004           2003
-----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment loss.......................................  $ (1,280,375)  $   (783,038)
  Net realized gain.........................................    21,210,374     11,062,320
  Net change in unrealized appreciation/depreciation........     6,180,871     39,853,745
-----------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................    26,110,870     50,133,027
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................    16,179,515     18,867,585
  Cost of shares reacquired.................................   (24,308,636)   (14,613,961)
-----------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
    TRANSACTIONS............................................    (8,129,121)     4,253,624
-----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................    17,981,749     54,386,651
NET ASSETS:
  Beginning of year.........................................   192,607,779    138,221,128
-----------------------------------------------------------------------------------------
  END OF YEAR...............................................  $210,589,528   $192,607,779
-----------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)    FOR THE YEARS ENDED DECEMBER
31,

MERRILL LYNCH LARGE CAP CORE PORTFOLIO                             2004           2003
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................   $    589,652   $    721,954
  Net realized gain.........................................      3,315,382      4,686,105
  Net change in unrealized appreciation/depreciation........     13,604,210     15,255,608
------------------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     17,509,244     20,663,667
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income.....................................       (649,324)      (723,790)
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DIVIDENDS TO SHAREHOLDERS.....       (649,324)      (723,790)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares..........................      6,563,038      2,493,380
  Net asset value of shares issued for reinvestment of
    dividends...............................................        649,324        723,790
  Cost of shares reacquired.................................    (13,772,846)   (13,967,138)
------------------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......     (6,560,484)   (10,749,968)
------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS......................................     10,299,436      9,189,909
NET ASSETS:
  Beginning of year.........................................    115,200,278    106,010,369
------------------------------------------------------------------------------------------
  END OF YEAR*..............................................   $125,499,714   $115,200,278
------------------------------------------------------------------------------------------
* Includes undistributed net investment income (loss)
  of: ......................................................             --        $42,557
------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each year ended December 31:

CONVERTIBLE SECURITIES PORTFOLIO                      2004      2003(1)    2002(1)     2001(1)      2000(1)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................    $11.87     $ 9.67     $11.32      $12.06       $11.69
-----------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........................      0.27       0.39       0.45        0.47(2)      0.58
  Net realized and unrealized gain (loss).........      0.48       2.15      (1.26)      (0.56)(2)     0.85
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations...............      0.75       2.54      (0.81)      (0.09)        1.43
-----------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income...........................     (0.27)     (0.34)     (0.77)      (0.21)       (0.25)
  Net realized gains..............................        --         --      (0.07)      (0.44)       (0.81)
-----------------------------------------------------------------------------------------------------------
Total Dividends and Distributions.................     (0.27)     (0.34)     (0.84)      (0.65)       (1.06)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR......................    $12.35     $11.87     $ 9.67      $11.32       $12.06
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)...................................      6.29%     26.26%     (6.99)%     (0.82)%      12.51%
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)...................  $109,308    $76,331    $48,821     $50,356      $26,294
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4).....................................      0.74%(5)    0.78%     0.80%(6)     0.79%       0.80%(6)
  Net investment income...........................      2.50       3.61       4.36        3.95(2)      4.76
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE...........................        32%        44%        46%         56%          48%
-----------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.99%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.

(3) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 0.80%.

(5) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fee and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses reimbursed, the actual expense ratio would have been 0.75%.

(6) The Travelers Insurance Company has agreed to reimburse the Fund for certain expenses for the years ended December 31, 2002 and December 31, 2000. If such expenses were not reimbursed, the actual expense ratios would have been 0.81% and 0.90% for the years ended December 31, 2002 and 2000, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

        MFS MID CAP GROWTH PORTFOLIO           2004(1)       2003      2002(1)    2001(1)     2000(1)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR...........     $6.88       $5.02       $9.81     $16.75      $16.43
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment loss........................     (0.05)      (0.03)      (0.04)     (0.06)      (0.05)
  Net realized and unrealized gain (loss)....      1.02        1.89       (4.75)     (3.90)       1.69
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations..........      0.97        1.86       (4.79)     (3.96)       1.64
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net realized gains.........................        --          --          --      (2.98)      (1.32)
------------------------------------------------------------------------------------------------------
Total Distributions..........................        --          --          --      (2.98)      (1.32)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR.................     $7.85       $6.88       $5.02     $ 9.81      $16.75
------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)..............................     14.10%      37.05%     (48.83)%   (23.62)%      9.29%
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S)..............  $210,590    $192,608    $138,221   $278,504    $314,150
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)................................      0.91%(4)     0.92%      0.93%      0.92%       0.90%
  Net investment loss........................     (0.64)      (0.49)      (0.56)     (0.49)      (0.30)
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE......................        81%         98%        167%        96%        143%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

(4) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fee and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses reimbursed, the actual expense ratio would have been 0.93%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS (CONTINUED)

For a share of beneficial interest outstanding throughout each year ended December 31:

MERRILL LYNCH LARGE CAP CORE
PORTFOLIO                                       2004        2003      2002(1)     2001(1)     2000(1)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR.........................     $7.85       $6.52       $8.77      $12.15      $13.06
------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income (loss)..............      0.04        0.05        0.03        0.01       (0.01)
  Net realized and unrealized
     gain (loss)............................      1.21        1.33       (2.23)      (2.74)      (0.70)
------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations.........      1.25        1.38       (2.20)      (2.73)      (0.71)
------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income.....................     (0.05)      (0.05)      (0.05)      (0.00)*        --
  Net realized gains........................        --          --          --       (0.65)      (0.20)
------------------------------------------------------------------------------------------------------
Total Dividends and Distributions...........     (0.05)      (0.05)      (0.05)      (0.65)      (0.20)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR................     $9.05       $7.85       $6.52      $ 8.77      $12.15
------------------------------------------------------------------------------------------------------
TOTAL RETURN(2).............................     15.89%      21.16%     (25.14)%    (22.45)%     (5.58)%
------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S).............  $125,500    $115,200    $106,010    $165,928    $222,953
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(3)...............................      0.92%(4)     0.99%      0.94%       0.92%       0.94%
  Net investment income (loss)..............      0.51        0.67        0.44        0.10       (0.07)
------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE.....................       136%        182%        104%         98%         86%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3) As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

(4) During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fee and/or reimbursed the Fund for certain expenses. If such fees were not voluntarily waived and/or expenses reimbursed, the actual expense ratio would have been 0.95%.

 *  Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS

     1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Convertible Securities, MFS Mid Cap Growth and Merrill Lynch Large Cap Core Portfolios ("Fund(s)") are separate investment funds of The Travelers Series Trust ("Trust"). The Convertible Securities Portfolio and the Merrill Lynch Large Cap Core Portfolio are separate diversified investment funds of the Trust. The MFS Mid Cap Growth Portfolio is a separate non-diversified investment fund of the Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Funds and the other investment funds of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies. Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various affiliated life insurance companies.

     The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (A) INVESTMENT VALUATION. Securities traded on national securities markets are valued at the closing price on such markets or, if there were no sales during the day, at the mean between the closing bid and asked prices. Securities primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities traded in the over-the-counter market are valued at prices based on market quotations for securities of similar type. U.S. government agencies and obligations are valued at the mean between the last reported bid and asked prices. Securities other than U.S. government agencies that have a maturity of 60 days or more are valued at prices based on market quotations for securities of similar type, yield and maturity. When market quotations or official closing prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset values, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds' Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

     (B) REPURCHASE AGREEMENTS. When entering into repurchase agreements, it is the Funds' policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines of if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

     (C) SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

     (D) FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates at the end of the period. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities

     (E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and distributions of net realized gains to shareholders of the Funds, if any, are declared at least annually. Dividends and distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (F) FEDERAL AND OTHER TAXES. It is the Funds' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (G) RECLASSIFICATION. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $15,635 has been reclassified between undistributed net investment income and accumulated net realized loss from investment transactions due to the tax treatment of distributions from Real Estate Investment Trusts and the differences between book and tax amortization of premium on fixed income securities for Convertible Securities Portfolio. Additionally, $1,274,710 has been reclassified between paid-in capital and accumulated net investment loss as a result of permanent differences attributable to a tax net operating loss, $5,927 has been reclassified between accumulated net realized loss and paid-in capital as a result of the different book/tax treatment of various items and $5,665 has been reclassified between accumulated net realized loss from investment transactions and net investment loss due to differences between book foreign currency transactions treated as ordinary income for tax purposes for the MFS Mid Cap Growth Portfolio. Finally, $14,926 has been reclassified between paid-in capital and accumulated net investment loss as a result of permanent differences attributable to an overdistribution of net investment income and $2,189 has been reclassified between accumulated net realized loss from investment transactions and options and accumulated net investment loss as a result of permanent differences due to book foreign currency transactions treated as ordinary income for tax purposes for the Merrill Lynch Large Cap Core Portfolio. These reclassifications have no effect on net assets or net asset values per share.

     2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     Travelers Asset Management International Company LLC ("TAMIC"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Convertible Securities ("CS"), MFS Mid Cap Growth ("MMCG") and Merrill Lynch Large Cap Core ("MLLCC") Portfolios. CS pays TAMIC an investment advisory fee calculated at annual rate of 0.60% of the Fund's average daily net assets. Prior to September 1, 2004, MMCG and MLLCC each paid TAMIC an investment advisory fee calculated at an annual rate of 0.80% of each Fund's respective average daily net assets. These fees are calculated daily and paid monthly.

     TAMIC has entered into a sub-advisory agreement with Massachusetts Financial Services ("MFS"). Pursuant to the sub-advisory agreement, MFS is responsible for the day-to-day fund operations and investment decisions for MMCG. As a result, prior to September 1, 2004 TAMIC paid MFS a sub-advisory fee at an annual rate of 0.375% of the average daily net assets of MMCG.

     Effective September 1, 2004, the investment advisory fee and sub-advisory fee was revised from the annual rates of 0.80% and 0.375%, respectively, of the average daily net assets of MMCG to a fee calculated at the annual rates in accordance with the following schedule:

                                                               INVESTMENT    SUB-ADVISORY
AVERAGE DAILY NET ASSETS                                      ADVISORY FEE       FEE
------------------------------------------------------------------------------------------
First $600 million..........................................     0.800%         0.370%
Next $300 million...........................................     0.775%         0.350%
Next $600 million...........................................     0.750%         0.325%
Next $1 billion.............................................     0.725%         0.300%
Over $2.5 billion...........................................     0.675%         0.250%
------------------------------------------------------------------------------------------

     TAMIC has also entered into a sub-advisory agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). Pursuant to the sub-advisory agreement, MLIM is responsible for the day-to-day fund operations and investment decisions and prior to September 1, 2004 was compensated by TAMIC for such services at an annual rate of 0.375% of the average daily net assets of MLLCC.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Effective September 1, 2004, the investment advisory fee and sub-advisory fee was revised from the annual rates of 0.80% and 0.375%, respectively, of the average daily net assets of MLLCC to a fee calculated at the annual rates in accordance with the following schedule:

                                                               INVESTMENT    SUB-ADVISORY
AVERAGE DAILY NET ASSETS                                      ADVISORY FEE       FEE
-----------------------------------------------------------------------------------------
First $250 million..........................................     0.775%         0.350%
Next $250 million...........................................     0.750%         0.325%
Next $500 million...........................................     0.725%         0.300%
Next $1 billion.............................................     0.700%         0.275%
Over $2 billion.............................................     0.650%         0.225%
-----------------------------------------------------------------------------------------

     The Travelers Insurance Company ("TIC"), another indirect wholly-owned subsidiary of Citigroup, acts as administrator to the Funds. The Funds pay TIC an administration fee calculated at an annual rate of 0.06% of the average daily net assets of each respective Fund. This fee is calculated daily and paid monthly. TIC has entered into a sub-administrative service agreement with Smith Barney Fund Management LLC ("SBFM"), another indirect wholly-owned subsidiary of Citigroup. TIC pays SBFM, as sub-administrator, a fee calculated at an annual rate of 0.02% of the average daily net assets of each Fund, plus $30,000 per Fund, subject to a maximum of 0.06% of each Fund's average daily net assets.

     During the year ended December 31, 2004, the Funds had a contractual expense limitation in place of 0.80% for CS and 1.00% for each of MMCG and MLLCC. These expense limitations are renewed annually and can be terminated at any time by TIC with 60 days' notice.

     During the year ended December 31, 2004, SBFM voluntarily waived a portion of its fees in the amounts of $1,726, $1,707, and $1,726 for CS, MMCG and MLLCC, respectively. In addition, for the year ended December 31, 2004, SBFM reimbursed expenses in the amounts of $14,374, $27,285 and $31,759 for CS, MMCG and MLLCC, respectively, in connection with the overpayment of transfer agent fees relating to the period from June 1999 through June 2004.

     Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Funds' transfer agent. For the year ended December 31, 2004, each Fund paid transfer agent fees of $2,500 to CTB.

     All officers and one Trustee of the Trust are employees of Citigroup or its subsidiaries and do not receive compensation from the Trust.

     3.  INVESTMENTS

     During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments excluding short-term investments) were as follows:

                                                               PURCHASES         SALES
-----------------------------------------------------------------------------------------
Convertible Securities Portfolio............................  $ 49,083,820    $26,819,432
MFS Mid Cap Growth Portfolio................................   159,174,718    167,048,854
Merrill Lynch Large Cap Core Portfolio......................   157,622,549    163,252,048
-----------------------------------------------------------------------------------------

     At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

                                                                                                 NET
                                                                                              UNREALIZED
                                                              APPRECIATION   DEPRECIATION    APPRECIATION
----------------------------------------------------------------------------------------------------------
Convertible Securities Portfolio............................  $ 8,310,001    $(1,480,121)    $ 6,829,880
MFS Mid Cap Growth Portfolio................................   43,362,004     (4,515,996)     38,846,008
Merrill Lynch Large Cap Core Portfolio......................   20,857,308     (1,538,698)     19,318,610
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     4.  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of each Fund were as follows:

                                                                 YEAR ENDED          YEAR ENDED
                                                              DECEMBER 31, 2004   DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO
Shares sold.................................................      2,781,519           1,960,310
Shares issued on reinvestment...............................        187,144             175,782
Shares reacquired...........................................       (546,738)           (754,259)
---------------------------------------------------------------------------------------------------
Net Increase................................................      2,421,925           1,381,833
---------------------------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO
Shares sold.................................................      2,230,189           3,078,239
Shares reacquired...........................................     (3,381,260)         (2,635,504)
---------------------------------------------------------------------------------------------------
Net Increase (Decrease).....................................     (1,151,071)            442,735
---------------------------------------------------------------------------------------------------
MERRILL LYNCH LARGE CAP CORE PORTFOLIO
Shares sold.................................................        798,563             347,978
Shares issued on reinvestment...............................         72,126              92,361
Shares reacquired...........................................     (1,675,002)         (2,023,282)
---------------------------------------------------------------------------------------------------
Net Decrease................................................       (804,313)         (1,582,943)
---------------------------------------------------------------------------------------------------

     5.  INCOME TAX INFORMATION & DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during the fiscal year ended December 31, 2004 was as follows:

                                                              CONVERTIBLE   MERRILL LYNCH
                                                              SECURITIES    LARGE CAP CORE
                                                               PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income.............................................  $2,307,074       $649,324
------------------------------------------------------------------------------------------

     The tax character of distributions paid during the fiscal year ended December 31, 2003 was as follows:

                                                              CONVERTIBLE   MERRILL LYNCH
                                                              SECURITIES    LARGE CAP CORE
                                                               PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income.............................................  $2,082,494       $723,790
------------------------------------------------------------------------------------------

     For the fiscal years ended December 31, 2004 and 2003, the MFS Mid Cap Growth Portfolio did not make any distributions.

     As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

                                                        CONVERTIBLE                      MERRILL LYNCH
                                                        SECURITIES      MFS MID CAP      LARGE CAP CORE
                                                         PORTFOLIO    GROWTH PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------------------------------
Undistributed ordinary income -- net..................  $   60,030                --                --
-------------------------------------------------------------------------------------------------------
Capital loss carryforward*............................  $(1,135,149)   $(228,357,554)     $(77,193,066)
Unrealized appreciation**.............................   6,829,880        38,846,008        19,319,148
-------------------------------------------------------------------------------------------------------
Total accumulated earnings/(losses)...................  $5,754,761     $(189,511,546)     $(57,873,918)
-------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

*  On December 31, 2004 the Funds had net capital loss carryforwards as follows:

                                                       CONVERTIBLE                      MERRILL LYNCH
                                                       SECURITIES      MFS MID CAP      LARGE CAP CORE
YEAR OF EXPIRATION                                      PORTFOLIO    GROWTH PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------
12/31/2009                                                     --      $  7,213,977      $ 38,357,682
12/31/2010                                             $  995,983       221,143,577        38,835,384
12/31/2011                                                139,166                --                --
------------------------------------------------------------------------------------------------------
                                                       $1,135,149      $228,357,554      $ 77,193,066
------------------------------------------------------------------------------------------------------

   These amounts will be available to offset any future taxable capital gains.

** The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

     The Funds are liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. The actual amount of the liability is not yet determinable. However, the Funds have been indemnified by SBFM for any associated excise tax liability as well as any interest and penalties or any other costs. Accordingly, the net asset values of the Funds will not be impacted by the outcome of this matter.

     6.  ADDITIONAL INFORMATION

     In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank ("CTB"), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

     In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

     CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

     In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

     Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

     Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

     Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     7.  SUBSEQUENT EVENT

     On January 31, 2005, Citigroup announced that it has reached an agreement with MetLife, Inc. ("MetLife") to sell Citigroup's life insurance and annuity businesses ("Travelers Life & Annuity") to MetLife. As part of this transaction, TAMIC, currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of MetLife. TAMIC is the investment adviser to the Funds.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer.

     In connection with this transaction, the Trust's Board of Trustees will be asked to approve new investment advisory and administrative services contracts, and, to the extent required by law, variable annuity and variable life contract owners, who beneficially own the shares of the funds, will be asked to approve new investment advisory agreements.

--------------------------------------------------------------------------------
 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE TRAVELERS SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Convertible Securities Portfolio, MFS Mid Cap Growth Portfolio, and Merrill Lynch Large Cap Core Portfolio of The Travelers Series Trust ("Trust"), as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Convertible Securities Portfolio, MFS Mid Cap Growth Portfolio, and Merrill Lynch Large Cap Core Portfolio of The Travelers Series Trust as of December 31, 2004, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                                                    /s/ KPMG LLP

New York, New York
February 18, 2005

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (CONTINUED)

INFORMATION ABOUT TRUSTEES AND OFFICERS

     The business and affairs of The Travelers Series Trust ("Trust") are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling the Trust's administrator at 1-800-842-9368.

                                               TERM OF                                        NUMBER OF
                                            OFFICE(1) AND                                   PORTFOLIOS IN
                              POSITION(S)      LENGTH                                       FUND COMPLEX           OTHER
NAME, ADDRESS                  HELD WITH       OF TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     BOARD MEMBERSHIPS
AND BIRTH YEAR                   FUND          SERVED              PAST FIVE YEARS             TRUSTEE        HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
 NON-INTERESTED TRUSTEES:
 Frances M. Hawk,             Trustee       Since 1991      Private Investor                   5            Board of Managers of
 CFA, CFP                                                                                                   6 Variable Annuity
 108 Oxford Hill Lane                                                                                       Separate Accounts of
 Downingtown, PA                                                                                            TIC
 Birth Year: 1948


 Lewis Mandell                Trustee       Since 1990      Professor, University of           5            Delaware North
 160 Jacobs Hall                                            Buffalo                                         Corp.; Board of
 Buffalo, NY                                                                                                Managers of 6
 Birth Year: 1943                                                                                           Variable Annuity
                                                                                                            Separate Accounts of
                                                                                                            TIC

 Robert E. McGill, III        Trustee       Since 1990      Retired                            5            Lydall Inc.; Board
 295 Hancock Road                                                                                           of Managers of 6
 Williamstown, MA                                                                                           Variable Annuity
 Birth Year: 1931                                                                                           Separate Accounts of
                                                                                                            The Travelers
                                                                                                            Insurance Co.
                                                                                                            ("TIC")

 INTERESTED TRUSTEE:
 R. Jay Gerken, CFA(2)        Chairman,     Since 2002      Managing Director of Citigroup    219           Chairman, Board of
 Citigroup Asset Management   President                     Global Markets Inc. ("CGM");                    Managers of 6
 ("CAM")                      and Chief                     Chairman, President and Chief                   Variable Annuity
 399 Park Avenue, 4th Floor   Executive                     Executive Officer of Smith                      Separate Accounts of
 New York, NY 10022           Officer                       Barney Fund Management LLC                      TIC
 Birth Year: 1951                                           ("SBFM"), Travelers Investment
                                                            Adviser, Inc. ("TIA") and Citi
                                                            Fund Management Inc. ("CFM");
                                                            President and Chief Executive
                                                            Officer of certain mutual
                                                            funds associated with
                                                            Citigroup Inc. ("Citigroup");
                                                            formerly, Portfolio Manager of
                                                            Smith Barney Allocation Series
                                                            Inc. (from 1996 to 2001) and
                                                            Smith Barney Growth and Income
                                                            Fund (from 1996 to 2000)

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (CONTINUED)

                                                  TERM OF                                        NUMBER OF
                                               OFFICE(1) AND                                   PORTFOLIOS IN
                               POSITION(S)        LENGTH                                       FUND COMPLEX           OTHER
NAME, ADDRESS                   HELD WITH         OF TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     BOARD MEMBERSHIPS
AND BIRTH YEAR                     FUND           SERVED              PAST FIVE YEARS             TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 OFFICERS:
 Andrew B. Shoup              Senior Vice      Since 2003      Director of CAM; Senior Vice      N/A                   N/A
 CAM                          President and                    President and Chief
 125 Broad Street, 11th       Chief                            Administrative Officer of
 Floor                        Administrative                   mutual funds associated with
 New York, NY 10004           Officer                          Citigroup; Head of
 Birth Year: 1956                                              International Funds
                                                               Administration of CAM (from
                                                               2001 to 2003); Director of
                                                               Global Funds Administration of
                                                               CAM (from 2000 to 2001); Head
                                                               of U.S. Citibank Funds
                                                               Administration of CAM (from
                                                               1998 to 2000)

 Kaprel Ozsolak               Chief            Since 2004      Vice President of CGM; Chief      N/A                   N/A
 CAM                          Financial                        Financial Officer and
 125 Broad Street, 11th       Officer and                      Treasurer of certain mutual
 Floor                        Treasurer                        funds associated with
 New York, NY 10004                                            Citigroup, Controller of
 Birth Year: 1965                                              certain mutual funds
                                                               associated with Citigroup from
                                                               (2002 to 2004)

 Andrew Beagley               Chief Anti-      Since 2002      Director of CGM (since 2000);     N/A                   N/A
 CAM                          Money                            Director of Compliance, North
 399 Park Avenue, 4th Floor   Laundering                       America, CAM (since 2000);
 New York, NY 10022           Compliance                       Chief Anti-Money Laundering
 Birth Year: 1962             Officer                          Compliance Officer and Vice
                                                               President of certain mutual
                                                               funds associated with
                                                               Citigroup; Director of
                                                               Compliance, Europe, the Middle
                                                               East and Africa, CAM (from
                                                               1999 to 2000); Compliance
                                                               Officer: SBFM, CFM, TIA,
                                                               Salomon Brothers Asset
                                                               Management Limited, Smith
                                                               Barney Global Capital
                                                               Management Inc.

--------------------------------------------------------------------------------
 ADDITIONAL INFORMATION (CONTINUED)

                                                  TERM OF                                        NUMBER OF
                                               OFFICE(1) AND                                   PORTFOLIOS IN
                               POSITION(S)        LENGTH                                       FUND COMPLEX           OTHER
NAME, ADDRESS                   HELD WITH         OF TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY     BOARD MEMBERSHIPS
AND BIRTH YEAR                     FUND           SERVED              PAST FIVE YEARS             TRUSTEE        HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
 William D. Wilcox            Chief            Since 2004      Counsel and Chief Compliance      N/A                   N/A
 Travelers Life Annuity       Compliance                       Officer (since 1999); TIC
 One Cityplace                Officer                          Chief Compliance Officer
 Hartford, CT 06103                                            (since 2002), 6 Variable
 Birth Year: 1964                                              Annuity Separate Accounts of
                                                               The Travelers Insurance
                                                               Company; Chief Compliance
                                                               Officer (since 2004), 5 Mutual
                                                               Funds sponsored by TIC and 6
                                                               Variable Separate Accounts

 Kathleen A. McGah            Secretary        Since 2004      Deputy General Counsel of TIC;    N/A                   N/A
 Travelers Life & Annuity                                      Assistant Secretary of 5
 One Cityplace                                                 Mutual Funds and 6 Variable
 Hartford, CT 06103                                            Separate Accounts sponsored by
 Birth Year: 1950                                              TIC (from 1995 to 2004)

 Ernest J. Wright             Assistant        Since 2004      Vice President and Secretary      N/A                   N/A
 Travelers Life & Annuity     Secretary                        of TIC; Secretary of 5 Mutual
 One Cityplace                                                 Funds and 6 Variable Separate
 Hartford, CT 06103                                            Accounts sponsored by TIC
 Birth Year: 1940                                              (from 1974 to 2004)

---------------

(1) Each Trustee and officer serves until his or her respective successor has been duly elected and qualified.

(2) Mr. Gerken is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is Managing Director of CGM, an indirect wholly owned subsidiary of Citigroup, and his ownership shares and options to purchase shares of Citigroup, the indirect parent of TIC.

--------------------------------------------------------------------------------
 IMPORTANT TAX INFORMATION (UNAUDITED)

The following information is provided with respect to the distributions paid by Merrill Lynch Large Cap Core Portfolio during the taxable year ended December 31, 2004:

                                                              MERRILL LYNCH    MERRILL LYNCH
                                                              LARGE CAP CORE   LARGE CAP CORE
                                                                PORTFOLIO        PORTFOLIO
---------------------------------------------------------------------------------------------
Record Date:................................................    6/24/2004        12/27/2004
Payable Date:...............................................    6/25/2004        12/28/2004
---------------------------------------------------------------------------------------------
Dividends Qualifying for the Dividends Received Deduction
  for Corporations..........................................       100.00%           100.00%
---------------------------------------------------------------------------------------------

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

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

THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------

TRUSTEES                                            INVESTMENT ADVISER
R. Jay Gerken, CFA                                  Travelers Asset Management International Company LLC
  Chairman
Frances M. Hawk, CFA, CFP                           ADMINISTRATOR
Lewis Mandell
Robert E. McGill, III                               The Travelers Insurance Company
OFFICERS                                            CUSTODIAN
                                                    State Street Bank and Trust Company
R. Jay Gerken, CFA
President and                                       TRANSFER AGENT
Chief Executive Officer
                                                    Citicorp Trust Bank, fsb.
Andrew B. Shoup
Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak
Chief Financial Officer and
Treasurer

William D. Wilcox
Chief Compliance Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer

Kathleen A. McGah
Secretary

Ernest J. Wright
Assistant Secretary

The Funds are separate investment funds of The Travelers Series Trust, a Massachusetts business trust.

This report is prepared for the general information of variable annuity or life contract owners and is not an offer of shares of The Travelers Series Trust:
Convertible Securities Portfolio, MFS Mid Cap Growth Portfolio, and Merrill Lynch Large Cap Core Portfolio.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE FUNDS INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-842-9368.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-842-9368, (2) on the Fund's website at www.citgroupAM.com and (3) on the SEC's website at www.sec.gov.

Series Trust (Annual) (2-05) Printed in U.S.A.

ITEM 2. CODE OF ETHICS.

      The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      The Board of Trustees of the registrant has determined that Robert E. McGill, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. McGill as the Audit Committee's financial expert. Mr. McGill is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

      (a) Audit Fees for The Travelers Series Trust were $276,000 and $276,000 for the years ended 12/31/04 and 12/31/03.

      (b) Audit-Related Fees for The Travelers Series Trust were $0 and $0 for the years ended 12/31/04 and 12/31/03.

      (c) Tax Fees for The Travelers Series Trust of $36,400 and $36,400 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Travelers Series Trust.

      (d) All Other Fees for The Travelers Series Trust of $0 and $0 for the years ended 12/31/04 and 12/31/03.

      (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

         The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

         The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

         Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

         (2) For The Travelers Series Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

      (f)     N/A

      (g) Non-audit fees billed by the Accountant for services rendered to Travelers Series Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Travelers Series Trust. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled "additional information" were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

      (h) Yes. The Travelers Series Trust's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to the Travelers Series Trust or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable.

ITEM 8. [RESERVED]

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

                                    2 of 18

ITEM 11. EXHIBITS.

         (a)   Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)   Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

THE TRAVELERS SERIES TRUST

By: /s/ R. Jay Gerken
    (R. Jay Gerken)
    Chief Executive Officer of
    THE TRAVELERS SERIES TRUST

Date: March 9, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ R. Jay Gerken
    (R. Jay Gerken)
    Chief Executive Officer of
    THE TRAVELERS SERIES TRUST

Date: March 9, 2005

By: /s/ KAPREL OZSOLAK
    (KAPREL OZSOLAK)
    Chief Financial Officer of
    THE TRAVELERS SERIES TRUST

Date: March 9, 2005

                                    3 of 18